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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 1998
                   SUPPLANTING SUPPLEMENT DATED APRIL 1, 1998

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THE FOLLOWING SUPPLEMENTS, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT
OBJECTIVES AND POLICIES," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO G.T. VARIABLE INVESTMENT SERIES AND G.T. VARIABLE INVESTMENT TRUST (THE "COMPANIES") AND THE FUNDS:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Companies' investment management agreements with Chancellor LGT. Accordingly, the Companies' Boards of Trustees have approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Companies, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Companies. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Boards of Trustees of the Companies have also approved the following matters, subject to shareholder approval:

    1.  Amendments to the fundamental investment restrictions of each Fund.

    2. The reorganization of the Companies from Massachusetts business trusts into Delaware business trusts.

A special meeting of shareholders of the Companies will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT GLOBAL VARIABLE STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND"):

David B. Hughes and Craig Munro have been named Portfolio Managers of the Strategic Income Fund. Mr. Hughes has been head of Global Fixed Income, North America, for Chancellor LGT since January 1998, and was a Senior Portfolio Manager for global/international fixed income for Chancellor LGT from July 1995 to December 1997. Prior thereto, Mr. Hughes was an Assistant Vice President for Fiduciary Trust Company International from 1994 to 1995, and Assistant Treasurer at the Bankers Trust Company from 1991 to 1994. Mr. Munro has been Head of Emerging Market Debt for Chancellor LGT since April 1998 and a Portfolio Manager for Chancellor LGT since August 1997. Prior thereto, Mr. Munro was a Vice President, Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management from 1993 to August 1997. Cheng-Hock Lau remains the other Portfolio Manager for the Strategic Income Fund.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Mr. Hughes was an employee only of Chancellor Capital prior to October 31, 1996.

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VARST804M                                                         April 17, 1998